STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NEW YORK  10038

November 21, 2013

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Attention:  Karen L. Rossotto

Ladies and Gentlemen:

On behalf of Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund (the “Tax Exempt Bond Fund”) and Dreyfus/The Boston Company Small/Mid Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), each a series of Dreyfus Investment Funds, transmitted for filing are preliminary proxy materials relating to a special joint meeting of shareholders of the Funds to be held on February 13, 2014, together with a form of proxy card.  The meeting is being called for the purpose of asking shareholders of the Funds to approve, as applicable, (1) certain matters in connection with the implementation of proposed changes to the Tax Exempt Bond Fund’s investment objective and investment strategy (Tax Exempt Bond Fund shareholders only), (2) proposed changes to certain of the fundamental investment restrictions of each Fund, (3) the engagement of a sub-adviser for each Fund and (4) a “manager of managers” arrangement for each Fund whereby The Dreyfus Corporation, the Funds’ investment adviser, under certain circumstances, would be able to hire and replace affiliated and unaffiliated sub-advisers for each Fund without obtaining shareholder approval.

Shareholders of record at the close of business on December 6, 2013 will be entitled to receive notice of and to vote at the meeting.  It is intended that copies of the proxy materials will be mailed to shareholders on or about December 20, 2013.

Please telephone the undersigned at 212.806.6638, or Janna Manes of this office at 212.806.6141, if you have any questions or comments.

Very truly yours,

/s/ Lauren Connolly
Lauren Connolly